UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2023

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)-(c) On July 31, 2023, Teledyne Technologies Incorporated ("Teledyne") issued a press release announcing the executive promotions and retirement described below. A copy of the press release is attached hereto as Exhibit 99.1.

(1) George C. Bobb III was promoted to the position of Executive Vice President of Teledyne, effective July 25, 2023. Mr. Bobb has been a Senior Vice President of Teledyne since October 2021 and remains President of Teledyne’s Aerospace and Defense Electronics Segment with additional executive leadership responsibility for the Marine Instrumentation group, the Engineered Systems Segment, Teledyne Scientific & Imaging, which includes classified Digital Imaging programs and Teledyne’s Information Technology function. Mr. Bobb joined Teledyne in 2008. In connection with his promotion, the Personnel and Compensation Committee of the Board of Directors of Teledyne approved a new annual base salary for Mr. Bobb of $546,000 on July 25, 2023.

(2) Susan L. Main, Senior Vice President and Chief Financial Officer, will be retiring from her position at Teledyne, effective December 1, 2023. Ms. Main joined Teledyne Technologies in 2004 and was named Chief Financial Officer in 2012.

(3) Stephen F. Blackwood, Teledyne’s current Senior Vice President, Strategic Sourcing, Tax and Treasurer will succeed Ms. Main and become Senior Vice President and Chief Financial Officer on December 1, 2023. Mr. Blackwood, aged 60, has been Senior Vice President, Strategic Sourcing, Tax and Treasurer since January 1, 2019. Prior to his promotion, he was Vice President and Treasurer of Teledyne for more than five years.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release announcing dated July 31, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: July 31, 2023

EXHIBIT INDEX
Description

Exhibit 99.1	Press Release dated July 31, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)